SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2003

FIRST PACTRUST BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	6035	04-3639825
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

610 Bay Boulevard, Chula Vista, California		91910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:             (619) 691-9741

N/A

(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)	Exhibits

99.	Press release, dated April 24, 2003.

Item 9.    Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

On April 24, 2003, the Registrant issued its earnings release for the quarterly period ended March 31, 2003. The earnings release is attached to this report as Exhibit 99, which is incorporated herein by reference.

This information furnished under this “Item 9 Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: April 24, 2003	By:	/s/ Regan J. Gallagher
Regan J. Gallagher
Vice President/ Controller
(Principal Financial and Accounting Officer)

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